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                       SECURITIES AND EXCHANGE COMMISSION
-------------------------------------------------------------------------------

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                                 --------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (date of earliest event reported)
                                 March 23, 2001


                           NORTEL NETWORKS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)






          CANADA                         1-7260              not applicable
----------------------------         -------------        --------------------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)




8200 Dixie Road, Suite 100, Brampton, Ontario, Canada            L6T 5P6
-----------------------------------------------------            ----------
    (address of principal executive offices)                     (Zip code)





Registrant's telephone number, including area code (905) 863-0000.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          On October 5, 2000, the Registrant acquired Alteon WebSystems, Inc. ("Alteon").

          (a)  Financial Statements of Business Acquired
          -----------------------------------------------

          Attached hereto as Exhibit 99.1 are the unaudited condensed consolidated financial statements of Alteon for the quarter ended September 30, 2000 (the "Alteon Financial Statements").

          (b)  Pro Forma Financial Information
          -------------------------------------
          Attached hereto as Exhibit 99.2 is the unaudited pro forma condensed combined financial information of the Registrant (the "Pro Forma Financial Information") for the year ended December 31, 2000.

          (c)  Exhibits
          --------------

          Exhibit No.      Description

          99.1             Alteon Financial Statements.

          99.2             Pro Forma Financial Information.


                             SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NORTEL NETWORKS CORPORATION



                                    By:             "N.J. DEROMA"
                                          --------------------------------------
                                          N.J. DeRoma
                                          Chief Legal Officer


                                    By:            "B.F. MORRISON"
                                          --------------------------------------
                                          B.F. Morrison
                                          Assistant Secretary

Dated:  March 23, 2001

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                                INDEX TO EXHIBITS


Exhibit No.      Description
-----------      -----------
99.1             Alteon Financial Statements.
99.2             Pro Forma Financial Information.




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